                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: JANUARY 28, 2000


                      DAYTON HUDSON RECEIVABLES CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Minnesota
                                    ---------
                 (State or other jurisdiction of incorporation)



        0-26930                                       41-1812153
        -------                                       ----------
(Commission File Number)                (I.R.S. Employer Identification Number)




                      Dayton Hudson Receivables Corporation
                             80 South Eighth Street
                             14th Floor, Suite 1401
                          Minneapolis, Minnesota 55402
                                  (612)370-6530
               (Address, including Zip Code, and Telephone Number,
        Including Area Code, of Registrant's Principal Executive Office)



                               Page 1 of 19 Pages
                       The Exhibit Index Appears on Page 3

ITEM 5:  OTHER EVENTS


The Monthly Servicer's Certificates for the Monthly Period ended January 1, 2000 and the Monthly Certificateholders' Statements for the Monthly Period ended January 1, 2000, with respect to the Class A Asset Backed Certificates, 6.25% Series 1997-1, the Class B Asset Backed Certificates, Series 1997-1, the Class A Asset Backed Certificates, 5.90% Series 1998-1 and the Class B Asset Backed Certificates, Series 1998-1, issued by the Dayton Hudson Credit Card Master Trust, were delivered to the Trustee on January 20, 2000, and the Monthly Certificateholders' Statements were then distributed to Certificateholders on January 25, 2000.

The above described Monthly Servicer's Certificates are filed as Exhibits
20.1 and 20.3 to this Report. The above described Monthly Certificateholders' Statements are filed as Exhibits 20.2 and 20.4 to this Report.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 28, 2000

                            DAYTON HUDSON RECEIVABLES CORPORATION


                            By:     /s/ Stephen C. Kowalke
                                    -----------------------------------------
                            Name:   Stephen C. Kowalke
                            Title:  Vice President and Treasurer

                               EXHIBIT INDEX

                                                                       SEQUENTIALLY
EXHIBIT NUMBER                        DESCRIPTION                      NUMBERED PAGE
--------------                        -----------                      -------------
         20.1               Series 1997-1 Monthly                            4
                            Servicer's Certificate for the
                            Monthly Period ended
                            January 1, 2000.

         20.2               Series 1997-1 Monthly                            6
                            Certificateholders'
                            Statement for the Monthly
                            Period ended January 1,
                            2000.

         20.3               Series 1998-1 Monthly                           12
                            Servicer's Certificate for the
                            Monthly Period ended
                            January 1, 2000.

         20.4               Series 1998-1 Monthly                           14
                            Certificateholders'
                            Statement for the Monthly
                            Period ended January 1,
                            2000.